Inventories, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Inventories, Net
Editorial and other pre-publication costs	$ 357	$ 298
Merchandise finished goods	16,953	11,490
Total	17,310	11,788
Inventory reserves	$ 200	$ 200